UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                            FORM 8-K

                        CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report
                              (Date of earliest event reported)
                       January 6, 2005

                   THE COMMERCE GROUP, INC.
                    (Exact name of registrant as specified in its charter)


   Massachusetts       001-13672        04-2599931
     (State or other           (Commission File            (IRS Employer
     jurisdiction                  Number)                 Identification
     of incorporation)                                         No.)


 211 Main Street, Webster, Massachusetts  01570
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:
                    (508) 943-9000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

The Commerce Group, Inc.
Form 8-K
January 6, 2005

Section 8.  Other Events
     Item 8.01  Other Events



            On January 5, 2005, The Commerce Group, Inc. announced that one of its subsidiaries, The Commerce Insurance Company, had filed a complaint (Civil Action No. 05-0032) in Massachusetts Superior Court, Suffolk County, asking the court to review the new Massachusetts Residual Market Rules approved by the Commissioner of Insurance. The press release is filed as Exhibit 99.1 hereto. The complaint is filed as Exhibit 99.2.







                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE COMMERCE GROUP, INC.
                           January 6, 2005




                            /s/ Randall V. Becker
                                Randall V. Becker
                          Treasurer and Chief Accounting Officer

                                                  Exhibit 99.1
Press Release


RELEASE:     Immediate (January 5, 2005)

CONTACT:     Randall V. Becker
               Treasurer, The Commerce Group, Inc.
               (508) 949-4129



The Commerce Insurance Company Asks Court to Review New
Massachusetts Residual Market Rules


WEBSTER, Mass. -- Jan. 5, 2005 -- The Commerce Insurance Company, a wholly owned subsidiary of The Commerce Group, Inc. (NYSE --
CGI), filed an action today in Massachusetts Superior Court, Suffolk County, in response to the new rules published by the Division of Insurance for the automobile residual market system. Commerce is asking the Court to determine whether the new rules are consistent with longstanding Massachusetts laws.

Commerce has been active throughout the development of this residual market reform by testifying at each of the Division's three public hearings and submitting proposed rule amendments for consideration by the Division. In response, the Division made many fundamental changes to the reform since first publishing its proposal last April. While those revisions addressed some of the Company's concerns, Commerce is asking the Court to resolve a number of serious legal issues that arise from specific aspects of the new system.

The Commerce Insurance Company, which is rated A+ (Superior) by A.M. Best, is the principal operating subsidiary of The Commerce Group, Inc. headquartered in Webster, Massachusetts. Additional property and casualty insurance subsidiaries include Citation Insurance Company in Massachusetts, Commerce West Insurance Company in California and American Commerce Insurance Company in Ohio. Through its subsidiaries' combined insurance activities, Commerce Group is ranked as the 20th largest personal automobile insurance group in the country by A.M. Best, based on 2003 direct written premium information.



END

                                                   Exhibit 99.2


COMMONWEALTH OF MASSACHUSETTS
SUFFOLK, ss.                              SUPERIOR COURT
                                          CIVIL ACTION NO. 05-0032

THE COMMERCE INSURANCE COMPANY,)
                               )
                  Plaintiff,   )
                               )
v.                             )
                               )
COMMISSIONER OF INSURANCE,     )
                               )
                  Defendant.   )


COMPLAINT AND APPEAL FROM DECISION AND
ORDER OF THE COMMISSIONER OF INSURANCE

INTRODUCTION
   This action arises out of the "Decision and Order on Changes to Rules of Operation 2, 9 through 14, and 17, and Rules 21 through 40" (the "Order") issued by the Commissioner of Insurance (the "Commissioner") on December 31, 2004, in the matter captioned "Revision of the Rules of Operation of the Commonwealth Automobile Reinsurers, Docket No. C2004-
02."(1)   Pursuant to this Order, the Commissioner has enacted a
wholesale change in the Massachusetts involuntary automobile insurance market from a loss-sharing system to a risk-sharing system in violation of the enabling legislation, G.L. c. 175, Section 113H, as well as other sections of the General Laws. The Order achieves this illegal change by creating an assigned risk plan called the Massachusetts Automobile Insurance Plan (the "MAIP") to replace the loss-pooling reinsurance entity called Commonwealth Automobile Reinsurers ("CAR"). The Order approved and adopted Rules of Operation for the MAIP, which implement the assigned risk plan, as well as proposed revisions to the existing Rules of Operation for CAR for the purpose of transitioning from CAR to the MAIP (collectively, the "New Rules").

   Plaintiff The Commerce Insurance Company ("Commerce") hereby appeals from the Commissioner's Order, pursuant to G.L. c. 175, Section 113H(E), on the grounds that the New Rules violate Massachusetts law. Commerce also seeks a declaration, pursuant to G.L. c. 231A, Section 1, that the Commissioner's Order and the New Rules are invalid and requests injunctive relief prohibiting their enforcement.


  (1) In the Order, the Commissioner states that she regards her November 23, 2004, order as "a final decision that has been subjected to some clarifications and minor revisions" and, therefore, the Order "should be read in conjunction with the November 23 Order." (Order at 3.)
Accordingly, for purposes of this Complaint, any reference to the defined term Order shall include not only the December 31, 2004, Order, but also the Commissioner's November 23, 2004, order.

PARTIES
   1. Commerce is a Massachusetts corporation with a principal place of business at 211 Main Street, Webster, Massachusetts. Commerce is engaged in the business of writing motor vehicle insurance in the Commonwealth of Massachusetts. Commerce is a member of CAR and is a Servicing
Carrier pursuant to G.L. c. 175, Section 113H, and CAR's Plan of
Operation and Rules of Operation.

  2. The Commissioner is in charge of the Division of Insurance, a division of the Office of Consumer Affairs and Business Regulation. The Commissioner is responsible for the administration and enforcement of the provisions of Chapter 175 of the General Laws of the Commonwealth of Massachusetts. G.L. c. 175, Section 3A.

VENUE
   3.  Venue lies in Suffolk County pursuant to G.L. c. 175, Section
113H(E).


BACKGROUND
  The Prior Residual Market Loss-Pooling Mechanism
  4. G.L. c. 175, Section 113H, mandates that motor vehicle liability insurance be provided to applicants who are otherwise unable to obtain insurance-the "involuntary" or "residual" market-under a plan whereby the resulting "premiums, losses or expenses" of the involuntary market are apportioned among all licensed motor vehicle insurance companies. CAR is the entity responsible for operating this loss-sharing system. All motor vehicle insurers licensed to do business in Massachusetts are required to participate as members of CAR in a plan prepared by CAR's Governing Committee and approved, after public hearing, by the Commissioner.

   5. CAR is administered by a Governing Committee composed of representatives of private insurance companies and associations of producers. CAR is governed by a Plan of Operation ("CAR Plan") that serves as CAR's "charter and constitution" and sets forth "the framework in which CAR will conduct its affairs." (Article X, CAR Plan.)
Pursuant to the CAR Plan, CAR operates according to Rules of Operation and a Manual of Administrative Procedures.

   6. Section 113H mandates that insurance carriers share the operating results-"premiums, losses, or expenses"-for policies in the involuntary market. The Massachusetts involuntary market thus operates as a loss-sharing reinsurance system.

   7. The reinsurance system mandated by Section 113H creates a class of agents or brokers that may be appointed by CAR to an involuntary relationship with an insurance company. G.L. c. 175, Section 113H(C). These agents or brokers are those that cannot obtain a voluntary relationship from an insurance carrier and are referred to as "Exclusive Representative Producers" or ERPs. Once assigned, the agent becomes an ERP, and companies that are assigned these producers are called "Servicing Carriers." The CAR Rules set forth a method for allocating ERPs among Servicing Carriers.

   8. Under Massachusetts law, a Servicing Carrier must accept all of the ERP's business; it must issue a policy to each applicant and remains responsible for servicing its policies. With respect to the premiums, losses, and expenses associated with a particular policy or risk, a Servicing Carrier may choose to retain the risk itself or cede it to CAR, i.e., to the residual market loss-sharing pool. Losses associated with ceded risks are shared by all companies even though the policy itself is written by the ERP's Servicing Carrier.

   The Commissioner's Directive for Movement from a Residual Market Loss-Pooling Mechanism to an Assigned Risk Plan

   9. By letter dated April 29, 2004, the Commissioner requested CAR to submit proposed changes to certain of the CAR Rules of Operation to ensure that the Rules operate in an efficient, fair, and equitable manner in distributing the financial burden associated with high-risk drivers and to implement appropriate claim handling processes. The Commissioner stated that this goal could be accomplished only by switching from the then current loss-sharing system for distributing the financial burden of the involuntary market to a risk-sharing system known as an assigned risk plan ("ARP").

   10. On June 29, 2004, the CAR Governing Committee held a special meeting to consider proposed transition amendments to the CAR Rules of Operation and proposed Rules of Operation for the MAIP (the "Proposal") in response to the Commissioner's April 29, 2004 request. At that meeting, the CAR Governing Committee approved the Proposal, over Commerce's objection. On June 30, 2004, CAR submitted the Proposal to the Commissioner.

   11. The Division of Insurance held hearings to consider the Proposal, including revisions thereto, on July 22, 2004, October 29, 2004, and December 17, 2004. At each of these hearings, Commerce objected to the Proposal on various legal grounds.

   12. On November 23, 2004, the Commissioner issued an order approving and adopting a revised version of the Proposal with certain of her own amendments. In that order, the Commissioner stated that the enabling statute, G.L. c. 175, Section 113H, does not contain a "take-all-comers" mandate. (November 23, 2004, order at 25.) On December 31, 2004, the Commissioner issued the Order approving and adopting the Proposal as amended by the November 23, 2004, order with "some clarifications and minor revisions." The Order creates and adopts the MAIP, Rules of Operation for the MAIP, and revisions to the CAR Rules of Operation to allow for a transition to the MAIP (collectively "the New Rules").

   The New Rules

   13. The New Rules change the loss-sharing reinsurance system administered by CAR to an ARP administered by the MAIP. Under the MAIP, a carrier is not required to accept all applicants, but rather may pick and choose the customers to whom it will issue policies. Rejected applicants may be eligible for placement through the MAIP and involuntarily assigned to another carrier. The carrier to whom the insured is assigned collects the premium and is itself responsible for the losses associated with that risk. The ARP eliminates the prior reinsurance mechanism of pooling losses from ceded exposures.

   14. The MAIP is to be preceded by a three-year transition phase. This transition began on January 1, 2005, with a number of changes to the residual market structure.

   15. The MAIP is first introduced beginning on January 1, 2006, and the transition to the MAIP becomes final on January 1, 2008, after which any business not written on a voluntary basis is placed in the ARP.


COUNT I
(Appeal From the Commissioner's Order Pursuant to G.L. c. 175,
Section 113H(E))

   16. Commerce incorporates by reference the allegations contained in Paragraphs 1- 15 above as if fully restated herein.

   17. G.L. c. 175, Section 113H(E), provides that "[a]ny ruling, order or decision of the commissioner under authority of this section shall be subject to review by appeal to the superior court department of the trial court of Suffolk county at the instance of any party in interest, which appeal shall be on the basis of the record of the proceeding before the commissioner. Said court shall have jurisdiction to modify, amend, annul, review or affirm such action, order, finding or decision, shall review all questions of fact and of law involved therein, and may make any other appropriate order or decree. Said court shall determine whether the filing of the appeal shall operate as a stay of any such order or decision of the commissioner."

   18. The Order and the New Rules violate Massachusetts law, including the enabling statute, G.L. c. 175, Section 113H, because, among other things, they:

          a. attempt to establish an ARP, notwithstanding that the Legislature abolished such a plan as an option for the involuntary market in the 1973 amendment to Section 113H;

          b. allow Servicing Carriers to reject insurance applicants in violation of the "Take-All-Comers" Law codified, in regard to the involuntary market, in G.L. c. 175, Section 113H;

          c.  violate the twenty-carrier mandate of Section 113H;

          d. violate the prohibition in Section 113H against informing insureds of their placement in the involuntary market;

          e.  violate the credits mandate of Section 113H; and

          f. eliminate the involuntary appointment of agents and brokers who are unable to obtain a voluntary contract to a servicing carrier in violation of Section 113H.

   19. The Order and the New Rules violate the group marketing statute, G.L. c. 175, Section 193R, by making individuals who obtain insurance through a group marketing plan ineligible for the MAIP.

   20. This Court should, therefore, annul the Order and the New Rules, pursuant to G.L. c. 175, Section 113H(E).

COUNT II
(Declaratory Judgment Pursuant to G.L. c. 231A, Section 1)
   21. Commerce incorporates by reference the allegations contained in Paragraphs 1-20 above as if fully restated herein.

   22. An actual controversy exists between Commerce and the Commissioner concerning whether the Order and the New Rules are legal.

   23. Such controversy has caused, and will continue to cause, harm to Commerce, including actual and threatened monetary loss, difficulty in making business decisions, and other hardships that justify the declaratory and other relief sought herein.

   24. Accordingly, Commerce is entitled to declaratory relief, declaring that the Order and the New Rules violate Massachusetts law, including the enabling statute, G.L. c. 175, Section 113H, because, among other things, they:

           a. attempt to establish an ARP, notwithstanding that the Legislature abolished such a plan as an option for the involuntary market in the 1973 amendment to Section 113H;

           b. allow Servicing Carriers to reject insurance applicants in violation of the "Take-All-Comers" Law codified, in regard to the involuntary market, in G.L. c. 175, Section 113H;

           c.  violate the twenty-carrier mandate of Section 113H;

           d. violate the prohibition in Section 113H against informing insureds of their placement in the involuntary market;

           e.  violate the credits mandate of Section 113H; and

           f. eliminate the involuntary appointment of agents and brokers who are unable to obtain a voluntary contract to a servicing carrier in violation of Section 113H.

   25. In addition, Commerce is entitled to declaratory relief, declaring that the Order and the New Rules violate the group marketing statute, G.L. c. 175, Section 193R, by making individuals who obtain insurance through a group marketing plan ineligible for the MAIP.

   26. In connection with the requested declaratory relief, Commerce seeks an injunction, pursuant to G.L. c. 231A, Section 2, enjoining the Commissioner from implementing and enforcing the Order and the New Rules.

   WHEREFORE, Commerce respectfully requests that this Court:

   1. after a decision on the merits, enter a declaratory judgment declaring that the Order and the New Rules are invalid because they violate Massachusetts law;

   2. after a decision on the merits, enter a declaratory judgment that a "take-all-comers" mandate is contained in G.L. c. 175, Section 113H, contrary to the Commissioner's pronouncement in her November 23, 2004, order;

   3. after a decision on the merits, enter an order annulling the Order;

   4. after a decision on the merits, permanently enjoin enforcement and/or implementation of the Order and the New Rules; and

   5. grant such other and further relief as is just and proper, as well as the costs of this action.




                                 THE COMMERCE INSURANCE COMPANY

                                 By its attorneys,



                       s/s Nelson G. Apjohn
                           Nelson G. Apjohn (BBO #020373)
                           Daniel P. Olohan (BBO #631493)
                           Timothy D. Johnston (BBO #647894)
                           Nutter, McClennen & Fish, LLP
                           World Trade Center West
                           155 Seaport Boulevard
                           Boston, MA  02210-2604
                           (617) 439-2000
Dated: January 5, 2005















1392599.1